UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2026

VERSUS SYSTEMS INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39885	46-4542599
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3500 South DuPont Hwy. Dover, DE 19901
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (424) 226-8588

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	VS	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 29, 2026, the Nasdaq Stock Market, LLC (“Nasdaq”) issued a deficiency letter to Versus Systems, Inc. (the “Company”). The basis of the letter is that as of December 31, 2025, Versus Systems, Inc. (the “Company”) did not maintain a minimum of $2,500,000 in stockholders’ equity as required for continued listing by Nasdaq Listing Rule 5550(b)(1). As disclosed in the Company’s Form 10-K for the period ended December 31, 2025, the Company had stockholders’ equity of $1,918,303. As of April 29, 2026, the Company does not meet the alternatives of market value of listed securities or net income from continuing operations.

The deficiency letter has no immediate effect on the listing of the Company’s securities on Nasdaq. Nasdaq has provided the Company with 45 calendar days, or until June 13, 2026, to submit a plan to regain compliance with stockholders’ equity requirement. If the Company’s plan to regain compliance is accepted, Nasdaq may grant an extension until October 26, 2026, for the Company to regain compliance.

As part of the Company’s plan to regain compliance, on April 15, 2026, the Company and ASPIS Cyber Technologies, Inc. (“ASPIS”) entered into a Stock Purchase Agreement (the “SPA”). The terms of the SPA were disclosed in the Company’s Form 8-K filed with the SEC on April 16, 2026. Pursuant to the SPA, the Company will sell to ASPIS, and Aspis will purchase for cash, a number of shares of Company common stock, at a price, equal to $1,700,000. The parties have agreed that the purchase price per share is set at $1.1235 (105% of the closing price on April 14, 2026) and the number of shares sold shall be 1,513,128. The parties expect to close the sale of stock on or before May 14, 2026.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERSUS SYSTEMS INC.

Date: May 5, 2026	By:	/s/ Luis Goldner
	Name:	Luis Goldner
	Title:	Chief Executive Officer

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